Exhibit 99.1 2nd Quarter 2024 Investment Thesis August 16, 2024

Slides 5 — 15 Executive Summary

3 Forward-Looking Statements These materials contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the Securities and Exchange Commission (“SEC”), in press releases, and in oral and written statements made by us that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. These statements include, but are not limited to, descriptions of Old National’s financial condition, results of operations, asset and credit quality trends, profitability and business plans or opportunities. Forward-looking statements can be identified by the use of words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "intend," "may," "outlook," "plan," "potential," "predict," "should," “would,” and "will," and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those in such statements, including, but not limited to: competition; government legislation, regulations and policies; the ability of Old National to execute its business plan; unanticipated changes in our liquidity position, including but not limited to changes in our access to sources of liquidity and capital to address our liquidity needs; changes in economic conditions and economic and business uncertainty which could materially impact credit quality trends and the ability to generate loans and gather deposits; inflation and governmental responses to inflation, including increasing interest rates; market, economic, operational, liquidity, credit, and interest rate risks associated with our business; our ability to successfully manage our credit risk and the sufficiency of our allowance for credit losses; the expected cost savings, synergies and other financial benefits from the merger (the “Merger”) between Old National and CapStar Financial Holdings, Inc. (“CapStar”) not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Merger; the potential impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses and the success of revenue-generating and cost reduction initiatives; failure or circumvention of our internal controls; operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities; disruptive technologies in payment systems and other services traditionally provided by banks; failure or disruption of our information systems; computer hacking and other cybersecurity threats; the effects of climate change on Old National and its customers, borrowers, or service providers; political and economic uncertainty and instability; the impacts of pandemics, epidemics and other infectious disease outbreaks; other matters discussed in these materials; and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2023 and other filings with the SEC. These forward-looking statements are made only as of the date of these materials and are not guarantees of future results, performance or outcomes, and Old National does not undertake an obligation to update these forward-looking statements to reflect events or conditions after the date of these materials.

4 Non-GAAP Financial Measures The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this financial review. The Company presents EPS, the efficiency ratio, return on average common equity, return on average tangible common equity, and net income applicable to common shares, all adjusted for certain notable items. These items include merger-related charges associated with completed and pending acquisitions, current expected credit loss (“CECL”) Day 1 non-PCD provision expense, debt securities gains/losses, distribution of excess pension assets expense, FDIC special assessment expense, gain on sale of Visa Class B restricted shares, contract termination charges, expenses related to the tragic April 10, 2023 event at our downtown Louisville location ("Louisville expenses"), and property optimization charges. Management believes excluding these items from EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity may be useful in assessing the Company's underlying operational performance since these items do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding merger-related charges from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these items from these metrics may enhance comparability for peer comparison purposes. The Company presents adjusted noninterest expense, which excludes merger-related charges, distribution of excess pension assets expense, FDIC special assessment expense, contract termination charges, Louisville expenses, property optimization charges, as well as adjusted noninterest income, which excludes debt securities gains/ losses and the gain on sale of Visa Class B restricted shares and . Management believes that excluding these items from noninterest expense and noninterest income may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes. The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity. Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the following reconciliations in the "Non-GAAP Reconciliations" section for details on the calculation of these measures to the extent presented herein.

5 Corporate Strategy Old National’s primary strategic objective is to be a top quartile performing “basic bank” that is a primary, trusted partner to our clients in the communities we serve, and a highly respected, highly valued employer that continually empowers our team members to grow, develop and succeed. Granular & Diversified Loan Portfolio Execute with Relentless Focus and Win in our Key Markets Strong Credit Culture Quality, Low-Cost Deposit Base Proven Acquirer Diversified Revenue Streams Drive Long- Term Shareholder Value

6 Snapshot of Old National Key Financial Metrics Cost of Total Deposits 216 bps Cycle to Date Total Deposit Beta 41% Insured Deposits to Total Deposits3 >70% Loan-to-Deposit Ratio2 91% Price / Tangible Book Value $11.05 Efficiency Ratio As Reported/ Adjusted4 57.2% / 52.6% Net Charge-Offs / Average Loans, excluding PCD 0.11% 30-89 Day Delinquent Loans 0.14% Non-Performing Loans / Total Loans 0.94% Tangible Common Equity to Tangible Assets 6.9% ROATCE As Reported / Adjusted4 14.1% / 17.2% CRE Non- Owner Occupied 32% CRE Owner Occupied 12% C&I 29% Residential Real Estate 19% Consumer 8% Summary1 Headquarters Evansville, IN Market Cap $5,882 P/ TBV 167% Dividend Yield 3.0% LTM Average Daily Volume (Actual) 2,036,765 Total Assets $53,120 Wealth Assets Under Management $30,368 • 6th largest commercial bank headquartered in Midwest - top 30 banking company based in the U.S. by assets • 280 branches and 351 ATMs Company Description Time 19% Demand 24% NOW 19% Savings 12% Money Market 26% Loan Mix2 Deposit Mix $ in millions, except as noted; Financial data as of or for the quarter ended 6/30/2024, except as noted 1 Market data as of 8/15/2024 2 Includes loans held for sale 3 Includes the estimate of Old National Bank federally uninsured deposits for regulatory purposes, as adjusted for $1.9 billion of affiliate deposits and $4.8 billion of collateralized or otherwise insured deposits. 4 Non-GAAP financial measures that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation P / TBV - price to tangible book value PCD - purchased credit deteriorated ROATCE - return on average tangible common equity LTM - last twelve months

7 Financial data as of or for the quarter ended 6/30/2024, except as noted 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Includes the estimate of Old National Bank federally uninsured deposits for regulatory purposes, as adjusted for $1.9 billion of affiliate deposits and $4.8 billion of collateralized or otherwise insured deposits 3 Includes loans held-for-sale ROATCE - Return of average tangible common equity CET1 - common equity tier 1 RWA - risk-weighted assets TBV - tangible book value AOCI - accumulated other income PCD - purchased credit deteriorated The Best of Offense and Defense OFFENSE Top quartile 2Q2024 financial metrics • 17.2% Adj. ROATCE1 • 52.6% Adj. Efficiency. Ratio1 Ample liquidity and capital • >70% of insured deposits to total deposits2 • 91% loan-to-deposit ratio3 • 10.73% CET1 capital to RWA • TBV1 up 10% YoY DEFENSE Quality, peer-leading deposit franchise • Growth in total deposits of 2.4% annualized, excluding CapStar • Low total deposit costs of 216 bps • Cycle-to-date total deposit beta of 41% • 76% of core deposits have tenure >5 years • YOY growth in total deposits of 10% Strong credit culture • Well-reserved — 100% weighted Moody’s S3 scenario • $392 million allowance for credit losses, or 1.08% of total loans, includes ~4% reserve on PCD loans • Additionally, $190 million of discount on acquired loans • Granular and diversified loan portfolio • Low net charge-offs of 11 bps, excluding PCD loans

8 0.13% 1.58% 0.32% 6.19% 3-Year 15-Year 72% 79% 87% 93% 76% Lower Quartile Average Upper Quartile Peer Max ONB 3 and 15-Year Cumulative NCOs / Avg. Loans2Risk-Weighted Assets / Total Assets1 ONB Peer Average Financial data as of or for the quarter ended 6/30/2024, except as noted 1 Peer Group data per S&P Capital IQ Pro as 3/31/2024 2 Peer Group data per S&P Capital IQ Pro as of full years 2021-2023 for 3-Year and 2009-2023 for 15-Year 3 Excludes purchased credit deteriorated net charge-offs NCOs - net charge-offs Low-Risk Balance Sheet Relative to Peers 3

9 ONB is Building Capital Faster than Peers 1.3% 1.3% 1.2% 1.2% 1.1% 1.1% 1.1% 1.1% 1.1% 1.1% 1.0% 1.0% 1.0% 1.0% 0.9% 0.9% 0.5% HWC SNV WBS COLB ASB CADE PNFP WTFC FNB ONB CMA UMBF BOKF FHN WAL ZION VLY 18.1% 17.2% 16.5% 16.2% 15.9% 15.9% 15.7% 14.9% 14.6% 14.5% 13.8% 13.4% 13.1% 12.8% 11.8% 10.6% 6.0% SNV WBS CMA ZION ASB HWC ONB UMBF COLB FNB WTFC WAL BOKF PNFP FHN CADE VLY 63% 57% 56% 42% 41% 39% 36% 36% 35% 31% 31% 30% 28% 20% 18% 18% 13% VLY COLB CMA ASB FHN CADE ZION SNV FNB HWC ONB WBS BOKF WAL WTFC UMBF PNFP Source: S&P Capital IQ Pro and Company documents. Financial Data for the six months ended 6/30/2024 1 Core metrics, as defined by S&P Capital IQ Pro 2 Estimates as of 8/16/2024 ROA - return on assets ROATCE - return on average tangible common equity E - estimated 2024E Payout Ratio1,2ROATCE1ROA1

10 $7.62 $8.30 $8.37 $9.00 $10.35 $11.43 $11.70 $9.42 $11.00 $11.10 $11.05 2015 2016 2017 2018 2019 2020 2021 2022 2023 1Q'24 2Q'24 Strong TBV Per Share Growth Glidepath TBV Per Share CAGR (%) ex. AOCI2 Old National KRX 3-Year 9.0% 8.9% (3.8)% Incl. AOCI 1.3% Incl. AOCI 5-Year 7.0% 7.0% 2.2% Incl. AOCI 3.5% Incl. AOCI 7-Year 6.3% 7.0% 2.3% Incl. AOCI 3.7% Incl. AOCI Source: S&P Capital IQ Pro and Company documents 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Data as of 12/31/2023 KRX “KBW” Nasdaq Regional Bank Index TBV - tangible book value AOCI - accumulated other comprehensive income CAGR - compund annual growth rate 2016 - 2021 CAGR of 7% $12.11 $13.52 Ex. AOCI1 $13.76 $13.53

11 ONB has Dramatically Enhanced Franchise Value 2013 2024E $10 $54 $6 $301 $1.05 $1.82 $7.85 $11.86 67% 55% ~2,600 ~4,3001 169 2801 $42.7 $135.4 463k 4.7M $40,663 $74,910 Assets ($B) AUM ($B) Core EPS 2 TBV Per Share Efficiency Ratio Headcount Branches Deposits / Branch ($M)3 Avg MSA Pop. Median HHI Added Scale + $44B in assets + $34B in Deposits + $24B in AUM New Markets3 Added talent and management strength Source: S&P Capital IQ Pro. 1 Data as of 6/30/2024 2 ONB historical core EPS per Wall Street Research 3 Represents MSA data as of 06/30/2023 E - estimated per FactSet as of 6/30/2024 unless otherwise noted TBV - tangible book value HHI - household income Chicago ~$16B in Deposits #10 Mkt Share Minneapolis ~$4B in Deposits #9 Mkt Share Indianapolis ~$2B in Deposits #12 Mkt Share Milwaukee ~$1B in Deposits #11 Mkt Share Nashville ~$2B in Deposits #10 Mkt Share

12 Partnership with CapStar Financial Holdings, Inc. Expanding Nashville Presence; Positioned for Growth in Highly Attractive Markets Leverage ONB Capabilities in Growth Markets Financially Compelling Low Risk CapStar is a dynamic $3 billion asset bank with top 10 deposit market share in Nashville Meaningful expansion in growth markets ONB brings a larger balance sheet with greater capabilities and larger products suite to CapStar’s clients ONB’s deposit strength with growth opportunities and the ability to scale and expand throughout CapStar’s current markets of operation MN IA MO NC TN KY IN IL WI MI Pro Forma Impact Attractive financial metrics and disciplined pricing • 106% of tangible book value & 6.2x 2024E EPS with cost savings1 • ~5% accretion to 2025 consensus GAAP EPS • ~1.8% TBV dilution at closing with an earnback < 2 years • Expected to be approximately neutral to pro forma capital at closing (~11% CET1 at closing) Highly compatible, relationship-based business philosophies & operating culture Similar credit underwriting culture CapStar cumulative NCOs since 2009 of < 3% vs U.S. Commercial Banks of ~13%2 Retention of key market personnel ONB track record of successful partnerships and integrations 1 Based on ONB closing price of $13.34 as of 10/25/2023 2 Aggregate industry data as compiled by S&P Capital IQ Pro E - estimate TBV - tangible book value CET1 - common equity Tier 1 NCOs - net charge-offs AOCI - accumulated other comprehensive income ONB CSTR ~5% 2025 GAAP EPS Accretion ~1.8% TBV Dilution w/ interest rate marks +AOCI <2 Yr TBV Earnback w / interest rate marks + AOCI Accretive to TBV without interset rate marks + AOCI

13 Average Total Deposits $35.1 $37.1 $40.1 $24.4 $27.8 $30.6 $10.7 $9.3 $9.6 IB NIB 2Q23 1Q24 2Q24 % Peer-Leading Deposit Franchise Key Performance Drivers • Period end deposits up $2.3 billion, $2.1 billion EOP acquired in the CapStar transaction • Excluding CapStar, up 2.4% annualized • Seasonal outflows in commercial and retail deposits, offset by public fund and brokered deposit increases • Total deposit growth of 10.4% YoY • Noninterest-bearing deposits represent 24% of core deposits • Cycle-to-date total deposit beta (2Q22-2Q24) of 41% (IB deposit beta of 53%) $ in billions EOP - end of period IB - interest-bearing NIB - non-interest bearing YoY - Year-over-year Period End Total Deposits $36.2 $37.7 $40.0 $18.1 $19.2 $19.0 $13.5 $13.8 $15.8 $3.3 $3.5 $3.4 Retail Commercial Public Brokered 2Q23 1Q24 2Q24 Cost of IB 2.68% 1.66% 2.84% Total Average Cost of Deposits .34% .72% 1.15% 1.61% 1.85% 2.01% 2.16% 2.15% 2.16% 2.16% 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 A pr . ‘ 24 M ay ‘2 4 Ju n. ‘2 4 Quarter Month $1.0 $1.2 $1.8

14 Quarterly NII Outlook $363 $395 $398 $404 1Q24 (Actual) 2Q24 (Actual) 3Q24 4Q24 Net Interest Income Outlook Managing to Neutral Rate Risk Position • 53% of loans are variable/floating-rate • ~$4.9 billion fixed-rate loans and securities expected to reprice over NTM • 31% of total deposits are exception priced at an average rate of 4.27% • $6.8 billion of time deposits mature over NTM • $2.9 billion of balance sheet hedges providing down-rate protection 2024 Net Interest Income Outlook Assumptions • Fed cuts rates two times in 2H24 (September, December - 25bps each) • Neutral balance sheet position provides NII stability if more or less rate cuts occur • 5-year Treasury at ~4.15% • Total deposit beta peak at ~41%; declining rate total deposit beta of ~30% by 4Q24 • NIB mix declines to ~22% by 4Q24 $ in millions FTE - Fully taxable equivalent NTM - Next twelve months NII - Net interest income NIB - Non-interesting bearing ~ ~

15 Outlook 3Q24 Outlook Full-Year 2024 Outlook EOP loans (Including HFS) up 5% - 7%, annualized up 5% - 7%, excl. CapStar Net interest income (FTE basis)1 ~$398 million ~$1,560 million Noninterest income1 ~$85 million ~$335 million Noninterest expense1 ~$260 million ~$1,025 million Net charge-off ratio ~0.20% - 0.25% ~0.15% - 0.20% Provision for credit losses ~$20 - ~$25 million ~$80 - $90 million (excl. CapStar day 1 non-PCD double count) Income Tax Rates GAAP ~22% ~22% Adjusted FTE ~25% ~25% $ in millions 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation FTE - Fully taxable equivalent HFS - held-for-sale EOP - end of period

Financial Details Data as of June 30, 2024

17 Key Second-Quarter 2024 Takeaways Successfully executed organic growth strategy by leveraging position of strength and investing in new markets and talent. Strategy supported by strong deposit franchise and ample capital. Expansion of net interest income dollars driven by accelerating loan growth, improving asset yields and lower cost deposit base. Significant focus on the acceleration of wealth management, treasury management, and capital markets led to increased fee revenue. Strong credit performance achieved through client selection and disciplined portfolio management. Strong expense discipline led to positive operating leverage.

18 Strong Second-Quarter 2024 Highlights $ in Millions, except per share data 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Includes loans held-for-sale 3 Refers to the initial increase in allowance for credit losses required on acquired non-PCD loans through the provision for credit losses NCOs - net charge-offs PCD - purchased credit deteriorated TCE - tangible common equity TBV - tangible common book value AOCI - accumulated other comprehensive income YoY - Year-over-year CapStar - CapStar Financial Holdings, Inc. Key Performance Drivers ▪ Completed CapStar acquisition April 1, 2024, strengthening our presence in Nashville and other high-growth markets ▪ Granular, peer-leading deposit franchise with total deposits up $2.3 billion and low total deposit costs of 216 bps ▪ Total loans2 up $2.6 billion due to CapStar and disciplined loan growth ▪ Net interest income and margin performance higher than expectations ▪ Includes pre-tax charges of $19 million of merger-related expenses and $15 million of CECL Day 1 non-PCD provision expense3 ▪ NCOs of 16 bps; 11 bps excluding PCD loans ▪ TBV1 up 10% YoY Reported Adjusted1 EPS $0.37 $0.46 Net Income $117 $144 Return on Average Assets 0.92% 1.12% Return on Average TCE1 14.1% 17.2% Efficiency Ratio1 57.2% 52.6% Tangible common book value1 $11.05 Total Deposit Growth, excluding CapStar (annualized) 2.4% Total Cost of Deposits 216 bps Total Loan2 Growth, excluding CapStar (annualized) 5.9%

19 2Q24 1Q24 2Q23 % Change End of Period Balances 2Q24 vs. 1Q24 2Q24 vs. 2Q23 Available-for-sale securities, at fair value $7,105 $6,792 $6,501 5% 9% Held-to-maturity securities, at amortized cost $2,986 $3,001 $3,055 —% (2)% Total loans1 $36,217 $33,643 $32,547 8% 11% Total assets $53,120 $49,535 $48,497 7% 10% Total deposits $39,999 $37,699 $36,231 6% 10% Borrowings $6,085 $5,331 $6,034 14% 1% Total liabilities $47,045 $43,940 $43,205 7% 9% Shareholders’ equity $6,075 $5,595 $5,292 9% 15% CET1 capital to RWA 10.73% 10.76% 10.14% —% 6% AOCI $(791) $(780) $(809) (1)% 2% Tangible common book value2 $11.05 $11.10 $10.03 —% 10% Tangible common book value, excluding AOCI2 $13.53 $13.76 $12.80 (2)% 6% Loans / Deposits 91% 89% 90% 2% 1% Liquid, Well-Capitalized Balance Sheet $ in millions 1 Includes loans held-for-sale 2 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation AOCI - accumulated other comprehensive income CET1 - common equity Tier 1 RWA - risk-weighted assets

20 $32,547 $33,643 $36,217 2Q23 1Q24 2Q24 6.24% % 6.07% Loan Yields Total Loans and Earning Assets Total loans1 • Disciplined growth of $2.6 billion, $2.1 billion EOP loans acquired in the CapStar transaction • Excluding CapStar, total loan growth of +5.9% annualized • Commercial growth of $458 million, +7.5% annualized • $1.5 billion total commercial production • 73% of commercial production is floating; avg yield of 7.9% • 27% of commercial production is fixed; avg yield of 7.0% • $3.4 billion total commercial pipeline Securities • Duration2 of 4.2, compared to 4.3 for 1Q24 • 2Q24 yield was 3.66% • New money yield of 5.87% • Estimated NTM cash flows3 of ~$1.3 billion • High-quality portfolio • 77% U.S. treasuries and agency-backed securities • 16% highly-rated municipal securities • 7% corporate and other • All CMBSs are agency-backed Earning Asset Mix Loans 76% Cash / Securities 24% Total Loans1 Up 11% YoY $ in millions 1 End of period balances; includes loans held-for-sale 2 Available-for-sale effective duration including securities hedges 3 Cash flows include principal and interest EOP - end of period NTM - Next 12 months CMBS - commercial mortgage-backed security 5.75% 1

21 $ in millions, except per-share data 1 Non-GAAP financial measures that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Fully Taxable Equivalent Basis 3 Refers to the initial increase in allowance for credit losses required on acquired non-PCD loans through the provision for credit losses 4 Includes merger-related expenses, a contract termination charge, distribution of excess pension assets, FDIC special assessment charge, property optimization charges and expenses related to the tragic April 10, 2023 event at our downtown Louisville location N/M - not meaningful Second-Quarter 2024 Results 2Q24 1Q24 2Q23 % Change 2Q24 vs. 1Q24 2Q24 vs. 2Q23 Net Interest Income (FTE)1,2 $395 $363 $388 9% 2% Provision for credit losses - Current Expected Credit Losses (“CECL”) Day 1 non-PCD provision expense3 15 — — N/M N/M Provision for credit losses - excluding CECL Day 1 non-PCD provision expense 21 19 15 11% 40% Provision for credit losses $36 $19 $15 89% 140% Adjusted noninterest income1 87 78 82 12% 6% Adjusted noninterest expense1 264 243 241 9% 10% Merger-related and other charges4 19 19 6 —% 217% Income taxes (FTE)1,2 42 39 53 8% (21%) Net income $121 $120 $155 1% (22%) Preferred Dividends 4 4 4 —% —% Net income applicable to common shares $117 $116 $151 1% (23%) Net income applicable to common shares, adjusted2 $144 $131 $156 10% (8%) NIM (FTE)1,2 3.33% 3.28% 3.60% 5 bps (27) bps Earnings per diluted share $0.37 $0.40 $0.52 (8%) (29%) Adjusted earnings per diluted share1 $0.46 $0.45 $0.54 2% (15%) Return on average assets 0.92% 0.98% 1.29% (6) bps (37) bps Adjusted return on average assets1 1.12% 1.10% 1.33% 2 bps (21) bps Return on average tangible common equity1 14.1% 14.9% 21.4% (80) bps (730) bps Adjusted return on average tangible common equity1 17.2% 16.7% 22.1% 50 bps (490) bps

22 Impacts on Net Interest Margin 3.28% 0.15% 0.05% (0.15)% 3.33% 1Q24 Rate / volume mix Accretion IB Deposit Costs 2Q24 $ in millions 1 Fully Taxable Equivalent Basis; Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation NIM - Net interest margin IB - interest-bearing YoY - Year-over-year 1 Key Performance Drivers • Net interest income1 increase reflective of the CapStar transaction, loan growth and higher asset yields • NIM1 increased 5 bps vs. 1Q24 • Strong low-cost deposit franchise; total deposit costs of 216 bps and 10.4% growth YoY • Cycle to date total deposit beta of 41% (IB deposit beta of 53%) • Loan to deposit ratio of 91% Net Interest Income $388 $363 $395 2Q23 1Q24 2Q24 NIM1% 3.33% 3.28% 3.60% 1 Net Interest Income & Net Interest Margin1

23 Noninterest Income $ in millions 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Residential mortgage production includes quick home refinance product Key Performance Drivers • Increases in all line items; reflective of CapStar, growth in wealth, mortgage, and capital markets • Includes $7 million of CapStar • 2Q24 mortgage activity • Production was $436 million2 ▪ 91% purchase / 9% refi ▪ 60% sold in secondary market • Quarter-end pipeline at $187 million 2Q24 1Q24 2Q23 Bank Fees $30 $28 $29 Wealth Fees 29 28 27 Mortgage Fees 7 5 4 Capital Markets 5 3 6 Other 16 14 16 Adjusted Noninterest Income1 $87 $78 $82

24 Noninterest Expense $ in millions 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation Key Performance Drivers • Higher primarily due to CapStar operating costs as well as technology and professional fees • Includes CapStar of $18 million • Additional $2 million of intangibles amortization related to CapStar • Adjusted efficiency ratio1 of 52.6% 2Q24 1Q24 2Q23 Salary & Employee Benefits $145 $135 $131 Occupancy & Equipment 35 36 34 Technology & Communication 28 24 24 Other 56 48 52 Adjusted Noninterest Expense1 $264 $243 $241

25 Allowance for Credit Losses $346 $24 $15 $6 $3 $(2) $392 Allowance 3/31/24 PCD Non-PCD Economic Forecast & Other Assumptions Loan Growth Unfunded Commitments Allowance 6/30/2024 1.03% Credit Quality Asset Quality 0.12% 0.16% 0.16% 0.91% 0.98% 0.94% 30+ Day Delinquency Non-Performing Loans 2Q23 1Q24 2Q24 $ in millions 1 Includes reserve for unfunded commitments 2 Refers to the initial increase in allowance for credit losses required on acquired non- PCD loans 3 Excludes loans held-for-sale ACL - Allowance for credit losses PCD - purchased credit deteriorated Key Performance Drivers • Net charge-offs of 11 bps excluding 5 bps impact of PCD loans • NPLs and 30+ Day delinquency stable Key ACL Model Inputs • Unchanged 100% weighting toward Moody’s S-3 Scenario Purchase Accounting Impact4 • $190 million of discount remaining on acquired loans; $119 million related to CapStar • 4% of allowance on the remaining $1.3 billion of PCD loansACL / Total Loans3 1.08% % 1 Net Charge-Offs 0.13% 0.14% 0.16% 0.06% 0.07% 0.11% ONB ONB, excluding PCD 2Q23 1Q24 2Q24 2

26 Peer Credit Data 30+ Day Delinquency ONB Peer Average 2015Y2016Y2017Y2018Y2019Y2020Y2021Y2022Y2023Y 1Q24 2Q24 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% Net Charge-Offs ONB Peer Average 2015Y2016Y2017Y2018Y2019Y2020Y2021Y2022Y2023Y1Q24 2Q24 (0.10)% 0.00% 0.10% 0.20% 0.30% 0.40% Non-Performing Loans ONB Peer Average 2015Y2016Y2017Y2018Y2019Y2020Y2021Y2022Y2023Y 1Q24 2Q24 0.00% 1.00% 2.00% 3.00% Net Charge-Offs / Non- Performing Loans ONB Peer Average 2015Y2016Y2017Y2018Y2019Y2020Y2021Y2022Y2023Y 1Q24 2Q24 (10)% 0% 10% 20% 30% 40% 50% 60% 1 Peer Group data per S&P Global Market Intelligence - See Appendix for definition of Peer Group 2 Excludes purchased credit deteriorated net charge-offs 1 1 1 1 2 2

27 Conservative Lending Limit/Risk Grades $ in millions 1 Data as of 6/30/2024 Borrower Asset Quality Rating In-House Direct Lending Limit (Risk Grades) 0 - Investment Grade $100.0 1 - Minimal Grade $100.0 2 - Modest Grade $87.5 3 - Average Risk $75.0 4 - Monitor $60.0 5 - Weak Monitor $45.0 6 - Watch $25.0 Borrower Asset Quality Rating (Risk Grades) 7 - Criticized (Special Mention) 8 - Problem 9 - Nonaccrual In-house lending limits conservative relative to ONB’s legal lending limit1 of $733 million per borrower

28 CRE Non- Owner Occupied 32% CRE Owner Occupied 12% C&I 29% Residential Real Estate 19% Consumer 8% Multifamily 15% Retail 4% Other 7% Warehouse Industrial 5% Office 4% Warehouse Industrial 5% Office 2% Senior Housing 2% Retail 2% Other 2% Total Loans By State IL $8.6 23% IN 5.5 15% MN 4.0 11% WI 3.7 10% MI 2.9 8% TN 2.1 6% KY 1.7 5% FL 1.0 3% CA 0.7 2% TX 0.7 2% OH 0.7 2% Other 4.6 13% Total $36.2 100% Diversified Loan Portfolio Total Loans $36.2 billion CRE Non-Owner Occupied $11.7 billion CRE Owner Occupied $4.3 billion $ in billions As of 06/30/2024

29 Multifamily Office Other $0.4 billion >4% <4% CRE Non-Owner Occupied Maturities As of 06/30/2024 1 Includes loans held-for-sale 2 Based on review of top 80% of CRE non-owner occupied office portfolio CBD - Central business district NOO - Non-owner occupied LTV - loan-to-value DSC - debt service coverage ratio $3.4 billion CRE NOO Maturing <18 Mos. Current Int. Rate CRE NOO Maturing <18 Mos. Int. Rate <4% ~1% of Total Loans Maturing CRE NOO Loans • Manageable volume of loans subject to refinance risk • Predominantly multifamily; continues to experience stronger demand and rents • ~1% of total loans that are CRE non-owner occupied mature within 18 months at <4% rate • Loans underwritten at +300 bps over current market rates

30 CRE Non Owner Occupied - Office Our Lending Looks More Like This ...Less Like This • Total office portfolio of $1.5 billion; average loans size is $2.9 million • Largest exposure of ~$50 million • 95% located in bank’s footprint, diversified by submarket • 41% of portfolio is medical office (“MOB”) and/or occupied by investment grade tenants • CBD office exposure is moderate (14% of NOO Office) and primarily within footprint, across 12 cities • Weighted averages • LTV of ~64% • DSC of ~1.49x CBD - Central business district As of 06/30/2024

31 CRE Non Owner Occupied - Multifamily Our Lending Looks More Like This ...Less Like This • Total multifamily portfolio of $5.5 billion; average loans size is $5.1 million • Largest exposure of ~$60 million • 86% located in bank’s footprint • Continued strong demand and rental rates in core markets (IL, MN, WI) • Multifamily remains dominant and stable CRE asset class with no exposure to rent controlled properties • Weighted averages • LTV of ~60% • DSC of ~1.23x As of 06/30/2024

32 Key Performance Drivers • Strong retained earnings more than offset by the impact of the CapStar transaction and loan growth • HTM securities pre-tax unrealized losses of $474 million (~$355 million net of tax) • No shares of common stock repurchased during 2Q24 • Strong capital position validated by internal stress testing • Expect AOCI to recover2 ~11% by 4Q24; ~30% by 4Q25 • TBV1 up 10% YoY Strong Capital Position 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Based on implied forward curve at 06/30/2024 CET1 - common equity Tier 1 RWA - risk-weighted assets TCE - tangible common equity HTM - held-to-maturity AOCI - accumulated other comprehensive income TBV - tangible common book value 2Q24 1Q24 2Q23 CET1 capital to RWA 10.73% 10.76% 10.14% Tier 1 capital to RWA 11.33% 11.40% 10.79% Total capital to RWA 12.71% 12.74% 12.14% TCE to tangible assets1 6.94% 6.86% 6.33% TCE to tangible assets, excl. AOCI & unrealized losses on AFS securities1 8.34% 8.35% 7.91% Tangible common book value1 $11.05 $11.10 $10.03 Tangible common book value, excluding AOCI1 $13.53 $13.76 $12.80

Appendix Appendix

34 76% >5 years Core Deposit Tenure 24% 25% 22% 29% <5 years 5-15 years 15-25 years >25 years Brokered Deposits/ Total Deposits 9.9% 4.6% 3.2% Peers - 1Q24 Peer Avg - 1Q24 ONB - 2Q24 ONB - 1Q24 Deposit Highlights • Insured deposits2,3 >70% of total deposits • Granular low-cost deposit franchise • Top 20 deposit clients represents ~6% of total deposits; weighted average tenure > 30 years; ~70% collateralized or insured • 80% of accounts have balances <$25k; average balance of ~$4,500 • Exception and special pricing • ~31% of total deposits • Weighted average rate of 4.27% Average Core Account Balance ONB Peer Average $0-$250k >$250k $16k $973k $26k $1.5mm 1 Granular, Long-Tenured Deposit Base $ in billions, unless otherwise stated As of 06/30/2024 1 Peer Group data per S&P Global Market Intelligence as of 03/31/2024 - See Appendix for definition of Peer Group 2 Includes the estimate of Old National Bank federally uninsured deposits for regulatory purposes, as adjusted for $1.9 billion of affiliate deposits and $4.8 billion of collateralized or otherwise insured deposits 3 Excludes acquired CapStar deposits k - thousand IB - interest-bearing mm - millions 11 3 3

35 Accretion on acquired loans and borrowings • $12 million recognized in 2Q24 • $26 million contractual for remainder of 2024 Discount on acquired loan portfolio • $190 million remaining as of 6/30/2024 • $119 million related to CapStar • $55 million related to First Midwest Contractual Accretion $26 $42 $34 3Q-4Q 2024 2025 2026 Projected Remaining Loan Discount $168 $135 $105 12/31/24 12/31/25 12/31/26 $ in millions 1 Projections are updated quarterly, assume no prepayments, and are subject to change 2 Accretion on acquired loans and borrowings 1,2 1 Projected Acquisition Accounting Impact

36 Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares • Stock ownership guidelines have been established for executive officers as follows: Commitment to Strong Corporate Governance • As indicated in Old National’s Proxy Statement filed April 5, 2024, each named executive officer has met their stock ownership requirement

37 Commitment to Excellence

38 Old National’s 2023 Environmental, Social and Governance (“ESG”) Report showcases our commitment to: • Strong risk management and corporate governance principles • Putting our clients at the center of all we do • Investing in our team members • Diversity, equity and inclusion • Strengthening our communities • Sustainability To view ONB’s ESG Report and Sustainability Accounting Standards Board (“SASB”) Index, go to oldnational.com/esg Commitment to Corporate Social Responsibility

39 ESG At A Glance - 2023

40 • Tied to long-term shareholder value 2023 Executive Compensation TSR - total shareholder return ROATCE - return on average tangible common equity NEO - Named executive officers KRX - “KBW” Nasdaq Regional Bank Index Short-Term Incentive Compensation Performance Measure Weight Adjusted EPS 100% Pre-determined formulaic modifiers for relative deposit cost and deposit growth versus banks in the KRX Index Long-Term Equity Compensation Performance Measure Weight Performance-based (50% TSR & 50% ROATCE) CEO 60% All other NEO’s 50% Service-based CEO 40% All other NEO’s 50%

41 Annual Elected each year for Stock Ownership Robust ownership guidelines Election one-year term 93% Independent 47% Racial minority and gender diversity 80% Other public company Lead Independent Since 2016, Rebecca Skillman has experience Director served as Lead Independent Director Barbara A. Boigegrain Former CEO of Wespath Benefits and Investments Formerly with Towers Perrin (merged to form Willis Towers Watson, NASDAQ) Diversity in backgrounds, education, professional experiences, gender, minority status and perspectives Daniel S. Hermann Founding Partner of Lechwe Holdings, LLC Founder of AmeriQual Group, LLC James C. Ryan, III Chairman and CEO of Old National Bancorp Michael J. Small Chairman of Kognitive Networks, Inc. Former President and CEO, Gogo, Inc. (NASDAQ) Thomas L. Brown Former Senior Vice President/CFO of RLI Corp. (NYSE) and Partner of PricewaterhouseCoopers LLP Ryan C. Kitchell Chairman of the Indiana Governor’s Workforce Cabinet Former EVP & CFO of Indiana University Health Thomas E. Salmon Former Chairman and CEO of Berry Global Group, Inc. (NYSE) Derrick J. Stewart Executive Vice President and COO of the YMCA Retirement Fund Former President and CEO of YMCA of Greater Indianapolis Kathryn J. Hayley Former Executive Vice President of United Healthcare (NYSE) CEO of Aon Consulting Worldwide and Aon Hewitt Consulting Americas, and Partner of Deloitte Consulting LLP Austin M. Ramirez President and CEO of HUSCO International Formerly with McKinsey & Company Stephen C. Van Arsdell Former Senior Partner, Chairman & CEO of Deloitte & Touche LLP Peter J. Henseler Chairman of TOMY International Formerly with RC2 Corporation (NASDAQ), McDonald’s Corporation and Hasbro, Inc. Ellen A. Rudnick Senior Advisor, University of Chicago Booth School of Business Former Vice President of Baxter International, Inc. (NYSE) Rebecca S. Skillman Lead Independent Director Former Chairperson of Radius Indiana Former Lieutenant Governor of the State of Indiana Katherine E. White Brigadier General, U.S. Army National Guard Professor of Law, Wayne State University Law School Board of Directors and Corporate Governance 20% 47% 33%0-5 years 6-10 years > 10 years Director Comprehensive director Self-assessment Annual board and committee Education education throughout the year assessments Tenure1 1 Includes tenure from First Midwest Bancorp, Inc.

42 2Q24 1Q24 2Q23 Net interest income $388.4 $356.5 $382.2 FTE Adjustment 6.3 6.3 5.8 Net interest income (FTE) $394.8 $362.8 $388.0 Add: Fee income 87.3 77.5 81.6 Total revenue (FTE) $482.1 $440.3 $469.6 Less: Provision for credit losses (36.2) (18.9) (14.8) Less: Noninterest expense (283.0) (262.3) (246.6) Income before income taxes $162.9 $159.1 $208.2 Less: Income taxes (FTE) 41.6 38.7 53.2 Net income $121.3 $120.4 $155.0 Less: Preferred dividends (4.1) (4.0) (4.0) Net income applicable to common shares $117.2 $116.4 $151.0 Earnings Per Share $0.37 $0.40 $0.52 Adjustments: Merger-related charges $19.4 $2.9 $2.4 CECL Day 1 non-PCD provision 15.3 0.0 0.0 Distribution of excess pension assets 0.0 13.3 0.0 FDIC Special Assessment 0.0 3.0 0.0 Debt securities losses 0.0 0.0 0.0 Property optimization charges 0.0 0.0 0.2 Louisville expenses1 0.0 0.0 3.4 Total adjustments 34.7 19.2 6.0 Less: Tax effect on net total adjustments2 (7.9) (4.7) (0.7) Total adjustments, net of tax $26.8 $14.5 $5.3 Net income applicable to common shares, adjusted 144.1 130.9 156.3 Adjusted Earnings Per Diluted Share $0.46 $0.45 $0.54 Non-GAAP Reconciliation $ in millions, except per share data 1 Includes expenses related to the tragic April 10, 2023 event at our downtown Louisville location 2 Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state)

43 2Q24 1Q24 2Q23 Noninterest income $87.3 $77.5 $81.6 Less: Debt securities losses 0.0 0.0 0.0 Adjusted noninterest income $87.3 $77.5 $81.6 Noninterest expense $283.0 $262.3 $246.6 Less: Merger-related charges (19.4) (2.9) (2.4) Less: Distribution of excess pension assets 0.0 (13.3) 0.0 Less: FDIC Special Assessment 0.0 (3.0) 0.0 Less: Louisville expenses1 0.0 0.0 (3.4) Less: Property optimization charges 0.0 0.0 (0.2) Adjusted noninterest expense $263.5 $243.1 $240.6 Non-GAAP Reconciliation $ in millions 1 Includes expenses related to the tragic April 10, 2023 event at our downtown Louisville location

44 2Q24 1Q24 2Q23 Noninterest Expense $283.0 $262.3 $246.6 Less: Intangible amortization (7.4) (5.5) (6.1) Noninterest expense, excluding intangible amortization 275.6 256.8 240.5 Adjustments: Less: Merger-related charges (19.4) (2.9) (2.4) Less: Distribution of excess pension assets 0.0 (13.3) 0.0 Less: FDIC Special Assessment 0.0 (3.0) 0.0 Less: Louisville expenses1 0.0 0.0 (3.4) Less: Property optimization charges 0.0 0.0 (0.2) Less: Amortization of tax credits investments (2.7) (2.7) (2.8) Adjusted noninterest expense for eff. ratio $253.5 $234.9 $231.7 Net interest income $388.5 $356.4 $382.2 Add: FTE adjustment 6.3 6.3 5.8 Net interest income (FTE) $394.8 $362.7 $388.0 Noninterest income 87.3 77.5 81.6 Total revenue (FTE) $482.1 $440.2 $469.6 Less: Debt securities losses 0.0 0.0 0.0 Adjusted total revenue $482.1 $440.2 $469.6 Efficiency Ratio 57.2% 58.3% 51.2% Adjusted Efficiency Ratio 52.6% 53.4% 49.4% Net interest income $388.5 $356.4 $382.2 FTE adjustment 6.3 6.3 5.8 Net interest income (FTE) $394.8 $362.7 $388.0 Average earnings assets $47,406.8 $44,175.1 $43,097.2 Net interest margin 3.28% 3.23% 3.55% Net interest margin (FTE) 3.33% 3.28% 3.60% Non-GAAP Reconciliation $ in millions 1 Includes expenses related to the tragic April 10, 2023 event at our downtown Louisville location

45 2Q24 1Q24 2Q23 Net income applicable to common shares $117.2 $116.4 $151.0 Add: Intangibles amortization, net of tax 5.6 4.1 4.5 Tangible net income applicable to common shares $122.8 $120.5 $155.5 Total adjustments, net of tax $26.8 $14.5 $5.3 Adjusted net income applicable to common shares, excluding intangibles amortization $149.6 $135.0 $160.8 Average GAAP shareholders’ common equity $5,735.3 $5,321.8 $5,030.1 Less: Average goodwill and other intangible assets (2,245.4) (2,098.3) (2,115.9) Average tangible shareholders’ common equity $3,489.9 $3,223.5 $2,914.2 Return on average tangible shareholders’ common equity 14.1% 14.9% 21.4% Adjusted return on average tangible common equity 17.2% 16.7% 22.1% Net income $121.3 $120.3 $155.0 Total adjustments, net of tax 26.8 14.5 5.3 Adjusted Net Income $148.1 $134.8 $160.3 Average Assets $52,847.1 $49,185.9 $48,099.6 Return on average assets 0.92% 0.98% 1.29% Adjusted return on average assets 1.12% 1.10% 1.33% Non-GAAP Reconciliation $ in millions

46 2Q24 1Q24 2Q23 Shareholders' equity $6,075.0 $5,595.4 $5,292.1 Less: Preferred equity (243.7) (243.7) (243.7) Shareholders' common equity 5,831.3 5,351.7 5,048.4 Less: Goodwill and other intangible assets (2,306.2) (2,095.5) (2,112.9) Tangible shareholders' common equity 3,525.1 3,256.2 2,935.5 Less: AOCI 791.4 779.6 808.6 Tangible shareholders' common equity, excl. AOCI $4,316.5 $4,035.8 $3,744.1 Common shares outstanding 319.0 293.3 292.6 Tangible common book value $11.05 $11.10 $10.03 Tangible common book value, excluding AOCI $13.53 $13.76 $12.80 Total assets $53,119.6 $49,534.9 $48,496.8 Less: Goodwill and other intangible assets (2,306.2) (2,095.5) (2,112.9) Tangible assets 50,813.4 47,439.4 46,383.9 Less: unrealized losses on AFS securities 932.0 914.2 934.7 Tangible assets, excluding unrealized losses on AFS securities $51,745.4 $48,353.6 $47,318.6 Tangible shareholders’ common equity to tangible assets 6.94% 6.86% 6.33% Tangible shareholders’ common equity to tangible assets, excluding AOCI and unrealized losses on AFS securities 8.34% 8.35% 7.91% Non-GAAP Reconciliation $ in millions

47 2024 Peer Group Associated Banc-Corp ASB BOK Financial Corporation BOKF Cadence Bancorporation CADE Columbia Banking System, Inc. COLB Comerica Incorporated CMA F.N.B. Corporation FNB First Horizon Corporation FHN Hancock Whitney Corporation HWC Pinnacle Financial Partners, Inc. PNFP Synovus Financial SNV UMB Financial Corporation UMBF Valley National Bancorp VLY Webster Financial Corporation WBS Western Alliance Bancorporation WAL Wintrust Financial Corporation WTFC Zions Bancorporation ZION Like-size, publicly-traded financial services companies, serving comparable demographics with comparable services as Old National Bancorp

48 Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Durchholz, CPA SVP - Director of Investor Relations 812-464-1366 lynell.durchholz@oldnational.com Old National Investor Relations Contact